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                                                                    Exhibit 99.1

                              MPHASE TECHNOLOGIES, INC.



                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

         I, Gustave T. Dotoli, Chief Operating Officer (principal executive officer) of mPhase Technologies, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended June 30, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) [15(d)] of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Gustave T. Dotoli
------------------------------
Name: Gustave T. Dotoli



Date: October 15, 2002